Exhibit 99.1

An Open-Label Study to Characterize the Incidence and Severity of Diarrhea in Patients with Early-Stage HER2+ Breast Cancer Treated with Neratinib and Intensive Loperamide Prophylaxis

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1

Diarrhea in ExteNET Trial

1.0 Diarrhea grade

0.8 3

4

0.6

Incidence 0.4

0.2

0.0

1 2 3 4 5 6 7 8 9 10 11 12

Study time (months)

Pts with events 1310 692 615 569 513 490 453 413 437 414 392 366

Pts at risk 1408 1146 1074 1033 1006 971 935 924 911 888 873 863

Diarrhea*

95.4% All Grade (Grade 1-4) diarrhea

39.9% Grade 3 (or higher) diarrhea

Median duration of Grade 3 diarrhea: 5 days

1.4% of patients hospitalized due to diarrhea

26.4% of patients requiring dose reduction

16.8% of patients discontinuing neratinib due

to diarrhea

No prophylaxis with loperamide given in

ExteNET to prevent neratinib-related diarrhea

Neratinib-Diarrhea Prophylaxis with Loperamide in Metastatic Cancer

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Phase II Open-Label Study to Characterize the Incidence and Severity of Diarrhea in Patients with Early-Stage HER2+ Breast Cancer Treated with Neratinib and Intensive Loperamide Prophylaxis

Goal: Investigate the use of loperamide given prophylactically to reduce neratinib related diarrhea in patients treated for extended adjuvant HER2 positive breast cancer

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Study Schema and Status

Patients enter study within 1 year of completing adjuvant trastuzumab therapy (analogous to ExteNET population) Other prior HER2+ (neo) adjuvant therapy is permitted

Early HER2+ Breast Cancer

Received up to 1 year of adjuvant trastuzumab

Stage I-3c

HR (ER/PR) positive or negative

One year of therapy

Neratinib 240 mg

Loperamide

daily

Two cycles

FPI FEB 2015

Enrollment: 72 patients as of December 2015

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Dosing Regimens

Original Protocol (n=27)

Day 1 : 16 mg/day (4 mg starting dose + 4 mg tid) Days 2-3: 12 mg/day (4 mg tid) Days 4-56 : 6-8mg/day (2 mg tid or qid)

Amended Protocol (n=23)

Days 1-14: 12 mg/day (4 mg tid) Day 15-56: 8 mg/day (4 mg bid)

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Study Preliminary Results

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Patient Characteristics

Original Protocol Amendment 1 Total

(N=27)(N=23)(N=50)

Hormone receptor

23 (85.2%) 13 (56.5%) 36 (72%)

positive (ER/PR+)

Hormone receptor

4 (14.8%) 10 (43.5%) 14 (28%)

negative (ER/PR-)

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Incidence of Grade 3 Treatment-emergent Diarrhea

Original Protocol Amendment 1 Total

(N=27)(N=23)(N=50)

Patients with events—n (%)

Grade 3 Diarrhea 5 (18.5) 3 (13.0) 8 (16.0)

Incidence of Grade 3

18.5% (6.3, 38.1) 13.0% (2.8, 33.6) 16.0% (7.2, 29.1)

Diarrhea (95% CI)

Non Compliant

with Loperamide 3/5 (60%) 2/3 (67%) 5/8 (63%)

Prophylaxis

No patients developed grade 4 diarrhea

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Characteristics of Treatment-emergent Diarrhea

Original Protocol Amendment 1 Total

(N=27)(N=23)(N=50)

Any Grade – n (%) 20 (74.1) 10 (43.5) 30 (60.0)

Grade 3 5 (18.5) 3 (13.0) 8 (16.0)

Hospitalizations 0 (0.0) 0 (0.0) 0 (0.0)

Action taken – n (%)

Anti-diarrheal

9 (33.3) 6 (26.1) 15 (30.0)

medication

Temporarily stopped

0 (0.0) 1 (4.3) 1 (2.0)

neratinib

Reduced neratinib

2 (7.4) 1 (4.3) 3 (6.0)

dose

Discontinued neratinib

7 (25.9) 1 (4.3) 8 (16.0)

permanently

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Treatment-emergent Diarrhea by Treatment Cycle

W = week C = cycle

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Duration of Treatment-emergent Diarrhea

Original Protocol Amendment 1 Total

(N=27)(N=23)(N=50)

Duration of any grade (grade 1-3) diarrhea (days)

Median 3.0 3.0 3.0

Duration of grade 3 diarrhea (days)

Median 1.0 2.0 2.0

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Summary of Findings

Based on preliminary results in patients receiving loperamide prophylaxis, the estimated frequency of all grade diarrhea is 60% and grade 3 diarrhea is 16%

- Estimated frequency of all grade diarrhea for original protocol is 74.1% and grade 3 diarrhea is 18.5%

- Estimated frequency of all grade diarrhea for Amendment 1 is 43.5% and grade 3 diarrhea is 13.0%

- For comparison, in ExteNET (where no loperamide prophylaxis was given) all grade diarrhea was 95.4% and grade 3 diarrhea 39.8%

Grade 3 diarrhea appears limited to first 28 days (cycle 1) with the majority occurring the first week

All grade and grade 3 diarrhea when using loperamide prophylaxis appears to be short-term and not chronic. There were no hospital admissions requiring IV fluids suggesting that the neratinib related diarrhea is acute, manageable and self-limiting

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Future Plans

Continue following additional patients in Amendment 1 cohort

Report additional results (n=72) in 2016

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